Exhibit 10(x)


                     AMENDMENT NO. 1 TO AMENDED AND
                        RESTATED CREDIT AGREEMENT


          This Amendment No. 1 to the Amended and Restated Credit Agreement (this "Amendment") dated as of April 4, 1997 is entered into with reference to the Amended and Restated Credit Agreement dated as of September 9, 1996, among Circus and Eldorado Joint Venture, a Nevada general partnership ( Partnership ), the Lenders referred to therein ( Lenders ), The Long-Term Credit Bank of Japan. Ltd., Los Angeles Agency and Societe Generale, as Managing Agents, CIBC Inc. and Credit Lyonnais, Los Angeles Branch, as Co-Agents, and Wells Fargo Bank, N.A. in its capacity as Arranger and Administrative Agent for Lenders ( Agent ) (as amended, the Credit Agreement ). Terms defined in the Credit Agreement are used herein with the same meanings. Borrower and the Agent, acting with the consent of the Lenders in accordance with Section 10.6 of the Credit Agreement, hereby amend the Credit Agreement as follows:

     1.   New Section 9.7 - Agent to Hold Liens for Benefit of
Lenders as Parties to Interest Rate Agreements.   The Credit
Agreement is hereby amended to add a new Section 9.7 thereto, to read in full as follows:

     "Arrangements with respect to Interest Rate Agreements.

          (a) Partnership hereby agrees that each of the liens and security interests granted to the Agent for the benefit of the Lenders under this Agreement and the other Loan Documents shall be deemed to also secure the obligations of Partnership to Lenders under Interest Rate Agreements entered into with respect to the Obligations and Indebtedness evidenced by this Agreement and the other Loan Documents. Each Interest Rate Agreement entered into by Partnership with any Lender shall be conclusively presumed to relate to the obligations and Indebtedness evidenced by this Agreement unless it otherwise specifies.

          (b) Each Lender hereby irrevocably appoints the Agent to act as collateral agent for that Lender with respect to the liens and security interests created by the Loan Documents for the benefit of that Lender as a creditor under Interest Rate Agreements of the type described in clause (a) of this Section; in such capacity the Agent shall be entitled to the indemnity provided by Section 9.4 of the Credit Agreement and to the other indemnities and protections afforded to the Agent by this Agreement and the other Loan Documents, mutatis mutandis.

          (c) Each Lender agrees that the claims of the Lenders under this Agreement and the claims of each Lender under any Interest Rate Agreement shall rank pari passu, provided that the right of each Lender with respect to the Collateral by reason of its claims under such Interest Rate Agreements shall be limited to the right to receive a share of the proceeds of the Collateral and that the Lenders (in their capacity as Lenders under this Agreement) shall have the exclusive right to make all determinations with respect to the exercise of remedies with respect to the Collateral until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit. No person other than the Lenders shall be deemed to have any rights under this clause (c).

          (d) Notwithstanding any other provision of this Agreement to the contrary, no Interest Rate Agreement shall have the benefit of the Make-Well Agreement."

Clause (c) of the foregoing new Section shall be deemed to satisfy the requirements of Section 7.2A(vii) of the Credit
Agreement that Lenders entering into secured Interest Rate
Agreements enter into intercreditor agreements with the Agent and the other Lenders.

     2. Authorization to Execute Amendments to Collateral Documents. The Agent and Partnership are hereby authorized and directed to enter into amendments to the Deed of Trust, the Assignment of Rents and Revenues and the Security Agreement substantially in the forms attached hereto as Exhibits A, B and C.

     3.   Conditions Precedent.  The effectiveness of this
Amendment shall be conditioned upon the receipt by the Agent of the written consent to the execution, delivery and performance hereof from all of the Lenders and from Circus Circus
Enterprises, Inc.

     4. Representation and Warranty. Borrower represents and warrants to the Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

     5. Governing Law. This Amendment will be governed by, and construed and enforced in accordance with, the internal laws of the State of Nevada.
     6. Confirmation. In all other respects, the terms of the Credit Agreement and other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

                           CIRCUS AND ELDORADO JOINT VENTURE, a
                           Nevada general partnership


                           By:  GALLEON, INC.
                           Its: Managing Partner


                           By:     Clyde T. Turner

                           Title:  President



                           By: ELDORADO LIMITED LIABILITY COMPANY
                           Its:  General Partner

                           By:  ELDORADO RESORTS LLC
                           Its: Manager


                           By:     Don Carano

                           Title:  President


By: EXECUTIVE COMMITTEE


                           By:      Gary Carano

                           Title:   General Manager


                           By:      Bruce Sexton
                                    Director of Finance
                           Title:   and Administration


                           WELLS FARGO BANK, N.A., as
                           Administrative Agent


                              By:      Brad Peterson

                                                      Title:   Vice President
                             CONSENT OF LENDER


          This Consent of Lender is delivered with reference to the Amended and Restated Credit Agreement dated as of September 9, 1996, among Circus and Eldorado Joint Venture, a Nevada general partnership, the Managing Agents and Co-Agents referred to therein, the Lenders referred to therein ( Lenders ), and Wells Fargo Bank, N.A., in its capacity as Arranger and Administrative Agent for Lenders ( Agent ). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

          The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No.
1 to the Credit Agreement by the Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.




By:  Brad Peterson

  Brad Peterson, Vice President
[Typed/Printed Name and Title]

Dated      April 4, 1997


                CONSENT OF CIRCUS CIRCUS ENTERPRISES, INC.


          This Consent is delivered with reference to the Amended and Restated Credit Agreement dated as of September 9, 1996, among Circus and Eldorado Joint Venture, a Nevada general partnership, the Managing Agents and Co-Agents referred to therein, the Lenders referred to therein ( Lenders ), and Wells Fargo Bank, N.A., in its capacity as Arranger and Administrative Agent for Lenders ( Agent ). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

          The undersigned hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Credit Agreement by the Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft, provided that it is understood and agreed that the Interest Rate Agreements referred to in Amendment No. 1 to Credit Agreement shall not have the benefit of the Make-Well Agreement.





By: Clyde T. Turner

Clyde T. Turner, President
[Typed/Printed Name and Title]

Dated         April 4   , 1997


                     AMENDMENT NO. 1 TO DEED OF TRUST


          This AMENDMENT NO. 1 TO DEED OF TRUST ("Amendment") is made and entered into as of April 4, 1997 by and between WELLS FARGO BANK, N.A., in its capacity as Arranger and Administrative Agent for the Lenders as defined in and pursuant to the Credit Agreement described below (herein, the "Beneficiary") and CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership (referred to herein as Trustor ), with reference to the following facts:

Trustor, the Lenders referred to therein (the "Lenders"), the Managing Agents and Co-Agents referred to therein, and the Beneficiary have entered into an Amended and Restated Credit Agreement dated as of September 9, 1996 (the Credit Agreement ) pursuant to which the Lenders have extended credit facilities to Trustor in the principal amount of $220,000,000.


          6.1 To secure its obligations to the Beneficiary and the Lenders under the Credit Agreement, Trustor executed an Amended and Restated Construction Deed of Trust, Fixture Filing and Security Agreement with Assignment of Rents in favor of First American Title Insurance Company of Nevada, as Trustee (the "Trustee"), and the Beneficiary, encumbering the real property described on Exhibit A hereto (the "Deed of Trust"). The Deed of Trust was recorded on May 31, 1995 in Book 4312, Page 814, as Document No. 1897110 of the Official Records of Washoe County, Nevada.

          C. The parties to the Deed of Trust desire to amend the Deed of Trust so that the Deed of Trust shall hereafter secure all obligations of Trustor to the Beneficiary and the Lenders under interest rate swap agreements, currency swap agreements, and similar hedging arrangements, interest rate swaps, caps and/or collar agreements.

          NOW, THEREFORE, Trustor and Beneficiary hereby agree to amend the Deed of Trust as follows:


               6.1.1   After the paragraph entitled  Fifth  on
page eleven of the Deed of Trust, the following paragraph is hereby by added and the Agreement amended to read as follows:

                Sixth: Payment and performance by Trustor of
               each and every obligation of Trustor with respect to interest rate swap agreements, currency swap agreements, and similar hedging arrangements, interest rate swaps, caps and/or collar agreements entered into with any Lender which is party to the Credit Agreement, (each such agreement being referred to herein as an "Interest Rate Agreement"), each covenant, promise and agreement contained in any Interest Rate Agreement, and the costs and expenses of enforcement against Trustor of any Interest Rate Agreements.

          This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada.

          IN WITNESS WHEREOF, Trustor and Beneficiary have executed this instrument as of the day and year first above written.


                         TRUSTOR:

  CIRCUS AND ELDORADO JOINT VENTURE, a
                           Nevada general partnership

                           By:     GALLEON, INC., managing partner

                           By:     Clyde T. Turner

                                Clyde T. Turner, President
                                [Printed Name and Title]



  By:     ELDORADO LIMITED LIABILITY
                           COMPANY, general partner

                           By:     ELDORADO RESORTS LLC, manager


                              By:  Don Carano

                                Don Carano, President
                                [Printed Name and Title]

                           By:     EXECUTIVE COMMITTEE


                           By:     Gary Carano

                           Title:  General Manager



                           By:     Bruce Sexton
                                   Director of Finance
                           Title:  and Administration

                           BENEFICIARY:

  WELLS FARGO BANK, N.A., in its
                           capacity as arranger and
                            Administrative Agent  for the Lenders


                           By:      Brad Peterson

                                 Brad Peterson, Vice President
                                [Printed Name and Title]